SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            Form 8-K/A

                         AMENDMENT NO. 2
                             FOR 8-K
                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                         August 27, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
         Servicing Agreement, dated as of August 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-13)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

      New Jersey            33-5042            21-0627285
   ----------------------------------------------------------
   (State or other        (Commission       (I.R.S. Employer
     jurisdiction         File Number)     Identification No.)
   of incorporation)



                      Three Executive Campus
                   Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)



                  Registrant's telephone number,
                including area code (609) 661-6100



    GE Capital Mortgage Services, Inc. (the "Company") hereby amends its Current Report on Form 8-K dated August 27, 1998 (as filed with the Securities and Exchange Commission on September 8,
1998), as set forth in the page attached hereto.

EXHIBIT 4.1 The Pooling and Servicing Agreement for the REMIC Multi-Class Pass-Through Certificates, Series 1998-13, dated as of August 1, 1998 between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

      The Company hereby amends Exhibit C to the Pooling and Servicing Agreement, entitled "MORTGAGE LOANS", by inserting the following text set forth below.


                     EXHIBIT C - Supplement
                  SCHEDULE OF COOPERATIVE LOANS
                         SERIES 1998-13

                         Cut-Off Date
                          Principal           Borrower
     Loan No.              Balance           Last Name
     --------            ------------        ---------

     31344732            $305,000.00            Silbert
     31407224             999,117.72           Lebowitz
     31422934             250,000.00             Gassel
     31492218             470,000.00            Gilbert
     31497498             410,000.00       Buttenwieser
     31574718             277,000.00               Moss
     31580038             600,000.00              Kisch
     31583529             300,000.00            Messing
     31595267             431,250.00            Herbert
     31626682             275,500.00             Issing


     Total             $4,317,867.72


       The Company hereby amends Exhibit M to the Pooling and Servicing Agreement, entitled "SCHEDULE OF DESIGNATED LOANS", by substituting the word "None" with the following text set forth below.


                            EXHIBIT M
                  SCHEDULE OF DESIGNATED LOANS

                         SERIES 1998-13

                           Original         Borrower's
      Loan No.              Amount          Last Name
      --------             --------         ----------

      31181357            $268,600.00       Graves

      31239775             344,000.00       Smith
      31277973             266,300.00       Keith
      31428030             296,000.00       Rojas
      31612617             257,000.00       Bond
      31637325             256,000.00       Harman
      31691538             240,000.00       Nurdin
      70040001             420,000.00       LeGunn

      Totals            $2,347,900.00


               PERCENTAGE OF POOL: Less than .05%

                       SIGNATURES





      Pursuant to the requirements of the Securities
      Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          GE Capital Mortgage Services, Inc.



                          By:      /s/ Syed W. Ali
                             -------------------------------
                          Name:  Syed W. Ali
                          Title: Vice President




Dated as of October 9, 1998